EXHIBIT 3


                          REGISTRATION RIGHTS AGREEMENT


                   AGREEMENT, dated as of February 20, 1997 among American Stores Company, a Delaware corporation (the "Compa-ny"), and the Sellers listed on the signature pages to this Agreement (together with any Additional Sellers (as defined in the Stock Purchase Agreement), the "Sellers"). Any bank or trust company which agrees to be bound by this Agreement shall do so only in the capacity as shown on the signature page hereto.


                              W I T N E S S E T H :

                   WHEREAS, the Company and the stockholders listed on the signature pages thereto are parties to that certain Stock Purchase Agreement, dated as of February 20, 1997 (the "Stock Purchase Agreement"); and

                   WHEREAS, the Stock Purchase Agreement contemplates that the Company and Sellers shall enter into a registration rights agreement covering the Retained Shares;

                   NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Company and the several Sellers, intending to be legally bound, hereby agrees as fol-lows:


         1.  Definitions.

                   (a) Capitalized terms used in this Registration Rights Agreement (this "Agreement") but not otherwise defined herein shall have the meanings given to them in the Stock Pur-chase Agreement.

                   (b) As used in this Agreement, the following capi-talized terms shall have the meanings ascribed to them below:

                   "Company" has the meaning set forth in the first paragraph hereof.

                   "Demand Registration" has the meaning set forth in
         Section 3(a) hereof.


                   "Demand Registration Period" has the meaning set forth in Section 3(a) hereof.

                   "Minimum Demand Quantity" has the meaning set forth in Section 3(a) hereof.

                   "Offer Price" has the meaning set forth in Section
         2(b) hereof.

                   "Piggyback Registration" has the meaning set forth in
         Section 6(a) hereof.

                   "Pricing Date" has the meaning set forth in Section 2(b) hereof.

                   "Prospectus" means the prospectus included in any Registration Statement, as amended or supplemented by any pros-pectus supplement with respect to the terms of the offering of any portion of the Registrable Shares covered by such Registra-tion Statement or any other amendments and supplements to such prospectus, including without limitation any preliminary pro-spectus, any pre-effective or post-effective amendment and all material incorporated by reference in any prospectus.

                   "Registrable Shares" means (i) the Retained Shares and (ii) any securities issued or issuable in respect of or in exchange for any of the Retained Shares by way of a stock divi-dend or other distribution, stock split, reverse stock split or other combination of shares, recapitalization, reclassifica-tion, merger, consolidation or exchange offer. As to any par-ticular Registrable Shares, such securities shall cease to be Registrable Shares at the earlier of (i) the expiration of the Standstill Period, (ii) when a Registration Statement with re-spect to the sale of such securities shall have become effec-tive under the Securities Act and such securities shall have been disposed of in accordance with such Registration Statement or (iii) when such securities shall have been sold pursuant to Rule 144 (or any successor provision) under the Securities Act.

                   "Registration Expenses" has the meaning set forth in
         Section 5 hereof.

                   "Registration Statement" means any registration statement of the Company under the Securities Act which covers Registrable Shares pursuant to the provisions of this Agree-ment, all amendments and supplements to such Registration Statement, including post-effective amendments, and all exhib-its and all material incorporated by reference in such Regis-tration Statement.





                   "SEC" means the Securities and Exchange Commission or any other federal agency at the time administering the Securi-ties Act or the Exchange Act.

                   "Secondary Election" has the meaning set forth in
         Section 2(b) hereof.

                   "Secondary Lead Underwriters" has the meaning given such term in Section 2(c) hereof.

                   "Sellers" has the meaning set forth in the recitals hereto.

                   "Stock Purchase Agreement" has the meaning set forth in the recitals hereto.

         2.   Secondary Registration.

                   (a) The Company's Obligation to File. The Company shall file as promptly as practicable following the date of the Stock Purchase Agreement, and shall use all reasonable efforts to cause to be declared effective as soon as possible (but in any event not later than 60 days) after such filing, a Regis-tration Statement under the Securities Act for the offering (the "Secondary Offering") of all of the Registrable Shares (the "Secondary Registration"). The Company shall use reason-able efforts to cause such Registration Statement to remain ef-fective until the earlier of (i) 60 days following the date on which it was declared effective and (ii) the date on which all of the Registrable Shares covered thereby are disposed of in accordance with the method or methods of disposition stated therein.

                   (b) The Parties' Obligation to Effect. Each of the Company and the Sellers holding Registrable Shares shall use all reasonable efforts to assist the Secondary Lead Underwrit-ers in the coordination and execution of the Secondary Offering to enable its successful completion as promptly as reasonably practicable but in any event not later than the 60th day after the filing of the Secondary Registration, and such Sellers agree that they shall consummate the sale of all of the Regis-trable Shares in the Secondary Offering promptly upon the Reg-istration Statement in respect thereof being declared effective by the SEC; provided, however, that such Sellers shall not be obligated to sell any Registrable Shares in the Secondary Of-fering if (i) the price at which the Registrable Shares would be sold to the public in such offering (as determined at the time of pricing (the "Pricing Date") of such Registrable Shares by the Secondary Lead Underwriters) (the "Offer Price") would be less than the Repurchase Price and (ii) the Sellers holding




         a majority of the Retained Shares give written notice to the Company and the Secondary Lead Underwriters on the Pricing Date of their termination of the Secondary Offering (the "Secondary Election").

                   (c) The Company and the Sellers agree that the co-lead underwriters of the Secondary Offering shall be Goldman, Sachs & Co. and J.P. Morgan & Co. Incorporated (the "Secondary Lead Underwriters").

                   (d) Inclusion of Other Securities. No securities other than Registrable Shares and associated preferred share purchase rights shall be included in the Secondary Registra-tion.

         3.   Demand Registration.

                   The rights and obligations of the parties pursuant to this Section 3 are conditioned upon the Sellers making the Sec-ondary Election pursuant to Section 2(b) hereof or the Sellers not having sold all of the Registrable Shares in the Secondary Offering (other than due to a breach of the Seller's obliga-tions or a failure of Seller's representations under this Agreement, the Stock Purchase Agreement or the Underwriting Agreement for the Secondary Offering).

                   (a) Requests for Registration. Subject to the pro-visions of this Section 3, any Seller or group of Sellers may, at any time prior to the earlier of (x) the expiration of the Standstill Period and (y) the first date on which there are fewer than two million Registrable Shares, subject to appropri-ate adjustment in the event of a stock split, reverse stock split or stock dividend (the "Demand Registration Period"), make a written request to the Company for registration under the Securities Act of all or any part of such Seller or Sell-ers' Registrable Shares in a widely distributed underwritten offering (a "Demand Registration"). Such request shall specify the number of Registrable Shares to be registered, which amount shall not be less than the lesser of (i) four million Regis-trable Shares and (ii) 50% of the Registrable Shares then out-standing (but in any event not less than two million Registra-ble Shares), subject to appropriate adjustment in the event of a stock split, reverse stock split or stock dividend (such min-imum amount being referred to herein as the "Minimum Demand Quantity"). The Seller or Sellers making such request shall send a written notice of such request to all Sellers and the Company shall, subject to the provisions of this Section 3, include in such Demand Registration all Registrable Shares with respect to which the Company receives written requests (speci-fying the amount of Registrable Shares to be registered) for




         inclusion therein within 15 days after the initial request. As promptly as practicable thereafter, the Company shall file with the SEC a Registration Statement, registering all Registrable Shares that any Sellers have requested the Company to register. The Company shall use all reasonable efforts to cause such Reg-istration Statement to be declared effective as soon as practi-cable after filing and to remain effective until the earlier of
         (i) 60 days following the date on which it was declared effec-tive and (ii) the date on which all of the Registrable Shares covered thereby are disposed of in accordance with the method or methods of disposition stated therein.

                   (b) Number of Registrations. The Sellers shall be entitled to request an aggregate of two Demand Registrations during the Demand Registration Period if the Standstill Period pursuant to the Stock Purchase Agreement is 30 months, or three Demand Registrations during the Demand Registration Period if such Standstill Period is ten years; provided, however, that the Company will not be obligated to comply with any such re-quest unless, subject to Section 6(a) hereof, (i) such request is for the registration of an aggregate of least the Minimum Demand Quantity of Registrable Shares, (ii) the Company has not filed a registration statement for a Demand Registration in accordance with the terms of this Agreement within the previous twelve months, and (iii) if the Company Repurchase has been consummated, twelve months have elapsed since the Closing thereof. If any request for the Minimum Demand Quantity is delivered within the applicable time period specified in this
         Section 3(b), the Company shall proceed in accordance with the applicable provisions hereof for a reasonable time period not-withstanding the fact that the related Registration Statement would not become effective until after the expiration of the period during which such request was required to be delivered.

                   (c) Lead Underwriters. Each offering pursuant to a Demand Registration shall be managed by a lead underwriter (the "Lead Underwriter") chosen by the Sellers holding a majority of Registrable Shares to be registered in such offering in consul-tation with and subject to the consent of the Company; provided that such consent shall not be unreasonably withheld.

                   (d) Suspension of Registration. The Company shall have the right to delay the filing or effectiveness of a Regis-tration Statement for any Demand Registration or to require the Sellers not to sell under any such Registration Statement, dur-ing one or more periods aggregating not more than 90 days in each twelve-month period during the Demand Registration Period in the event that (i) the Company would, in accordance with the






         advice of its counsel, be required to disclose in the Prospec-tus information not otherwise then required by law to be pub-licly disclosed and (ii) in the judgment of the Company's Board of Directors, there is a reasonable likelihood that such dis-closure, or any other action to be taken in connection with the Prospectus, would materially and adversely affect any existing or prospective material business situation, transaction or ne-gotiation or otherwise materially and adversely affect the Com-pany. If the Company shall exercise its rights of delay, all related time periods shall be extended, if and to the extent appropriate, to take into account the length of such delay.

                   (e) Offering by the Company. The Company may in-clude in any Demand Registration additional shares of capital stock to be sold for the Company's account pursuant to such registration; provided, however, that if the Lead Underwriter for a Demand Registration shall advise the Company that, in its opinion, the inclusion of the amount to be sold for the Com-pany's account would adversely affect the success of the offer-ing for the participating Sellers, then the number and kind of shares of capital stock to be sold for the Company's account shall be reduced (and may be reduced to zero) in accordance with the Lead Underwriter's recommendation.

         4.   Registration Procedures.

                   (a) Obligation of the Company. In connection with the Company's Secondary Registration and Demand Registration obligations pursuant to Sections 2 and 3 hereof, the Company shall use all reasonable efforts to effect such registrations to permit the sale of such Registrable Shares in an underwrit-ten public offering, and pursuant thereto the Company shall:

                        (i) prepare and as soon as practicable there-after file with the SEC a Registration Statement or Reg-istration Statements relating to the Secondary Regis-tration and the Demand Registrations on any appropriate form under the Securities Act, and use all reasonable efforts to cause such Registration Statements to become effective as soon as practicable and to remain continu-ously effective for the time period required by this Agreement to the extent permitted under the Securities Act and the Company shall cooperate with the participat-ing Sellers, the underwriters and their respective coun-sel in connection with the preparation of the Registra-tion Statement relating to the Secondary Offering or any Demand Registration, as the case may be; provided, how-ever, that as soon as practicable but in no event later than five Business Days before filing such Registration Statement, any related Prospectus or any amendment or




              supplement thereto, other than any amendment or supple-ment made solely as a result of incorporation by refer-ence of documents filed with the SEC subsequent to the filing of such Registration Statement, the Company shall furnish to the Sellers of the Registrable Shares covered by such Registration Statement and the underwriters cop-ies of all such documents proposed to be filed, which documents shall be subject to the review of such Sellers and underwriters; the Company shall not file any Regis-tration Statement or amendment thereto or any Prospectus or any supplement thereto (other than any amendment or supplement made solely as a result of incorporation by reference of documents filed with the SEC subsequent to the filing of such Registration Statement) to which the lead underwriters of the applicable offering, or the Sellers holding a majority of the Registrable Shares covered by such Registration Statement shall have ob-jected within three Business Days after receipt of such documents to such filing based upon their reasonable belief that such Registration Statement or amendment thereto or Prospectus or supplement thereto does not comply in all material respects with the requirements of the Securities Act; provided that the foregoing shall not limit the right of any Seller whose Registrable Shares are covered by a Registration Statement to advise the Company relating to any particular information that is to be contained in such Registration Statement, amendment, Prospectus or supplement and relates specifi-cally to such Seller; and if the Company is unable to file any such document due to the reasonable objections of such underwriters or such Sellers, to cooperate with such underwriters and Sellers to prepare, as soon as practicable, a document that is responsive in all mate-rial respects to such reasonable objections of such un-derwriters and Sellers;

                       (ii) prepare and file with the SEC such amend-ments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period set forth in Sections 2(a) and 3(a) hereof; and use all reasonable efforts to cause the related Prospectus to be supple-mented by any required Prospectus supplement, and as so supplemented shall file such Prospectus in accordance with the Securities Act and any rules and regulations promulgated thereunder; and shall otherwise use all rea-sonable efforts to comply with the provisions of the Securities Act as may be necessary to facilitate the disposition of all Registrable Shares covered by such Registration Statement during the applicable period;




                      (iii) notify the participating Sellers and the Secondary Lead Underwriter or the Lead Underwriter, as the case may be, promptly if at any time (A) any Pro-spectus, Registration Statement or amendment or supple-ment thereto is filed, (B) any Registration Statement, or any post-effective amendment thereto, becomes effec-tive, (C) the SEC requests any amendment or supplement to, or any additional information in respect of, any Registration Statement or Prospectus, (D) the SEC issues any stop order suspending the effectiveness of a Regis-tration Statement or initiates any proceedings for that purpose, (E) the representations and warranties of the Company contemplated by subclause (C) of clause (xii) of this paragraph (a) cease to be true and correct in any material respect, (F) the Company receives any notice that the qualification of any Registrable Shares for sale in any jurisdiction has been suspended or that any proceeding has been initiated for the purpose of sus-pending such qualification, or (G) subject to the Com-pany's rights under Section 3(d), any event occurs which the Company reasonably believes requires that any changes be made in such Registration Statement or any related Prospectus so that such Registration Statement or Prospectus will not contain any untrue statement of a material fact or omit to state any material fact re-quired to be stated therein or necessary to make the statements therein not misleading;

                       (iv) use all reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the qualification of any Registrable Shares for sale in any jurisdiction, at the earliest practicable moment;

                        (v) if requested by the Secondary Lead Under-writers or the Lead Underwriter, as the case may be, or any participating Seller, promptly incorporate into a Prospectus supplement or a post-effective amendment to the Registration Statement any information which such underwriters and such Seller requests, and the Company reasonably agrees, is required to be included therein relating to such sale of Registrable Shares; and shall file such supplement or post-effective amendment as soon as practicable in accordance with the Securities Act and the rules and regulations promulgated thereunder;

                       (vi) furnish to the Sellers and the Secondary Lead Underwriters or Lead Underwriter, as the case may be, one signed copy of the Registration Statement or Registration Statements and any post-effective amendment




              thereto, including all financial statements and sched-ules thereto, all documents incorporated therein by ref-erence and all exhibits thereto (including exhibits in-corporated by reference) as promptly as practicable af-ter filing such documents with the SEC;

                      (vii) deliver to the participating Sellers and each underwriter as many copies of the Prospectus or Prospectuses (including each preliminary Prospectus) and any amendment or supplement thereto as such Persons may reasonably request; and shall consent to the use of such Prospectus or any amendment or supplement thereto by each such participating Seller and underwriter, if any, in connection with the offering and sale of the Regis-trable Shares covered by such Prospectus, amendment or supplement;

                     (viii) prior to any public offering of Registra-ble Shares, use all reasonable efforts to register or qualify, and shall cooperate with the participating Sellers, the underwriters and their respective counsel in connection with the registration or qualification of such Registrable Shares for offer and sale under the securities or blue sky laws of such jurisdictions as may reasonably be requested by the Sellers of a majority of the Registrable Shares included in such Registration Statement; use all reasonable efforts to keep each such registration or qualification effective during the pe-riod set forth in Section 2(a) or 3(a) hereof that the applicable Registration Statement is required to be kept effective; and shall do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Shares covered by such Registration Statement; provided, however, that the Com-pany will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in any jurisdiction where it is not then so subject;

                       (ix) cooperate with the participating Sellers and the underwriters in the preparation and delivery of certificates representing the Registrable Shares to be sold, such certificates to be in such denominations and registered in such names as such Sellers or managing un-derwriters may request at least two business days prior to any sale of Registrable Shares represented by such certificates;






                        (x)  use all reasonable efforts to cause the
              Registrable Shares covered by the applicable Registra-tion Statement to be registered with or approved by such other governmental agencies or authorities as may be reasonably necessary to enable the participating Sellers or the underwriters to consummate the sale of such Reg-istrable Shares in conformity with federal law and the laws of the jurisdictions in which such Registrable Shares shall be registered or qualified pursuant to clause (viii) of this paragraph (a);

                       (xi)  upon the occurrence of any event de-
              scribed in subclause (G) of clause (iii) of this para-graph (a), subject to the Company's rights under Section 3(d), promptly prepare and file a supplement or post-effective amendment to the applicable Registration Statement or Prospectus or any document incorporated therein by reference, and any other required document, so that such Registration Statement and Prospectus will not thereafter contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading, and shall use all reasonable efforts to cause such supplement or post-effective amendment to become effective as soon as practicable;

                      (xii) (A) take all other actions in connection therewith as are reasonably necessary or desirable in order to expedite or facilitate the disposition of the Registrable Shares included in such Registration State-ment; (B) enter into an underwriting agreement in cus-tomary form for the Secondary Lead Underwriters or the Lead Underwriter, as the case may be, with respect to issuers with similar market capitalization and reporting and financial histories; (C) make representations and warranties to each Seller participating in such offering and to each of the underwriters, in such form, substance and scope as are customarily made to the Secondary Lead Underwriters or the Lead Underwriter, as the case may be, by issuers with similar market capitalization and reporting and financial histories, and shall confirm the same to the extent customary if and when requested; (D) obtain opinions of counsel to the Company (which may be the Company's inside counsel) and updates thereof ad-dressed to each participating Seller and to each of the underwriters, such opinions and updates to be in custom-ary form and to cover the matters customarily covered in opinions obtained in underwritten offerings by the Sec-ondary Lead Underwriters or the Lead Underwriter, as the





              case may be, for issuers with similar market capitaliza-tion and reporting and financial histories; (E) obtain "comfort" letters and updates thereof from the Company's independent certified public accountants addressed to each of the underwriters, such letters to be in custom-ary form and to cover matters of the type customarily covered in "comfort" letters to the Secondary Lead Un-derwriters or Lead Underwriter, as the case may be, in connection with underwritten offerings by them for issu-ers with similar market capitalization and reporting and financial histories; (F) provide, in the underwriting agreement to be entered into in connection with such offering, indemnification provisions and procedures no less favorable than those set forth in Section 7 hereof with respect to all parties to be indemnified pursuant to such Section 7; and (G) deliver such customary docu-ments and certificates as may be reasonably requested by the holders of a majority of the Registrable Shares in-cluded in such Registration Statement and by the Second-ary Lead Underwriters or Lead Underwriter, as the case may be, to evidence compliance with clause (C) of this paragraph (xii) and with any customary conditions con-tained in the underwriting agreement entered into by the Company and the participating Sellers in connection with such offering;

                     (xiii) make available for inspection at rea-sonable times by representatives of the Sellers of Reg-istrable Shares being sold pursuant to a Registration Statement and of the underwriters participating in such sale all relevant financial and other records, pertinent corporate documents and properties of the Company, and to cause the Company's officers, directors and employees to supply all information reasonably requested by any such representatives, in connection with the Secondary Registration or such Demand Registration; provided, how-ever, that all non-public information regarding such records, documents and properties shall be kept confi-dential by such persons unless disclosure of such infor-mation is required by court or administrative order;

                      (xiv) comply with all applicable rules and reg-ulations of the SEC relating to such Registration State-ment and the distribution of the securities being of-fered or otherwise necessary in order to perform the Company's obligations under this paragraph (a);

                       (xv) cooperate and assist in any filings re-quired to be made with the New York Stock Exchange, Inc.





              and in the performance of any customary or required due diligence investigation by any underwriter; and

                      (xvi) take all other reasonable steps necessary or appropriate to effect such registration in the manner contemplated by this Agreement.

                   (b) Sellers' Obligation to Furnish Information. The Company may require each Seller of Registrable Shares as to which any registration is being effected to furnish to the Company such information as the Company may from time to time reasonably request.

                   (c) Suspension of Sales Pending Amendment of Pro-spectus. Each Seller agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in subclause (C), (D), (E), (F) or (G) of clause
         (iii) of paragraph (a) of this Section 4, such Seller will forthwith forego or delay the disposition of any Registrable Shares covered by such Registration Statement or Prospectus until such Seller's receipt of the copies of the supplemented or amended Prospectus contemplated by clause (xi) of such paragraph (a), or until it is advised in writing by the Com-pany that the use of the applicable Prospectus may be re-sumed, and has received copies of any additional or supple-mental filings which are incorporated by reference in such Prospectus, and, if so directed by the Company, such Seller will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Sell-er's possession of any Prospectus covering such Registrable Shares. If the Company shall have given any such notice dur-ing a period when the Secondary Registration or any Demand Registration is in effect, the 60-day period described in
         Section 2(a) or 3(a) hereof, as the case may be, shall be extended by the number of days from and including the date of the giving of such notice to and including the date when each Seller of Registrable Shares covered by such Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by clause (xi) of para-graph (a) of this Section 4 or shall have been advised in writing by the Company that the use of the applicable Pro-spectus may be resumed.

         5.   Registration Expenses.

                   All expenses incident to the Company's performance of or compliance with its obligations under this Agreement, including without limitation all (i) registration and filing fees, (ii) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of




         counsel in connection with blue sky qualifications or regis-trations (or the obtaining of exemptions therefrom) of the Registrable Shares), (iii) printing expenses (including ex-penses of printing Prospectuses), (iv) messenger and delivery expenses, (v) the Company's internal expenses (including, without limitation, salaries and expenses of its officers and employees performing legal or accounting duties), (vi) fees and disbursements of its counsel and its independent certi-fied public accountants (including the expenses of any spe-cial audit or "comfort" letters required by or incident to such performance or compliance), (vii) securities acts li-ability insurance (if the Company elects to obtain such in-surance), (viii) fees and expenses of other Persons retained by the Company and (ix) reasonable fees and expenses of one counsel for the Sellers whose Registrable Shares are covered by each Registration Statement as a group (all such expenses being herein referred to as "Registration Expenses"), shall be borne by the Company. Registration Expenses shall not include any underwriting discounts or commissions and trans-fer taxes, if any, attributable to the sale of the Registra-ble Shares, which shall be borne solely by the participating Sellers; provided that, in the case of the Secondary Offer-ing, if the proceeds per share of Common Stock to the par-ticipating Sellers, net of underwriting discounts or commis-sions, would be less than the Repurchase Price, then the Com-pany shall bear such portion of the underwriting discounts or commissions as necessary such that such net proceeds per share to the participating Sellers shall equal the lesser of the Repurchase Price or the Offer Price; and provided fur-ther, that, in the event the Company elects to include in any Demand Registration shares for its own account pursuant to
         Section 3(e) hereof, the Company shall bear all underwriting discounts or commissions relating to the sale or disposition of such shares. Subject to the Stock Purchase Agreement, all other expenses incurred by any party to this Agreement in connection with the transactions contemplated hereby shall, subject to Section 6(b), be borne by the party incurring such expenses.

         6.   Piggyback Registration.

                   The rights and obligations of the parties pursuant to this Section 6 are conditioned upon the Sellers making the Secondary Election pursuant to Section 2(b) hereof or the Sellers not having sold all of the Registrable Shares in the Secondary Offering (other than due to a breach of any of the Sellers' obligations or a failure of any of Sellers' repre-sentations under this Agreement, the Stock Purchase Agreement or the underwriting agreement for the Secondary Offering).





                   (a) Right to Include Registrable Shares. If at any time during the Demand Registration Period, the Company proposes to register its common stock under the Securities Act, whether or not for sale for its own account (other than a registration on Form S-4 or Form S-8, or any successor or similar forms), it will each such time promptly give written notice to the Seller Representative (as defined in Section 11(d)) of its intention to do so and of rights of such Sell-ers under this Section 6 (the "Section 6 Notice"). The Com-pany will use all reasonable efforts to include in the pro-posed registration all Registrable Shares that the Company is requested in writing, within 10 days after the Section 6 No-tice is given, to register by the Sellers thereof (a "Piggy-back Registration"); provided, however, that (i) if, at any time after giving written notice of its intention to register any equity securities and prior to the effective date of the registration statement filed in connection with such regis-tration, the Company shall determine for any reason not to register such equity securities, the Company may, at its election, give written notice of such determination to the Seller Representative and, thereupon, shall be relieved of its obligation to register any Registrable Shares in con-nection with such abandoned registration and (ii) in case of a determination by the Company to delay registration of its common stock, the Company shall be permitted to delay the registration of such Registrable Shares for the same period as the delay in registering such other common stock. Not-withstanding anything to the contrary in Section 3 hereof, no Seller shall have the right to require the Company to regis-ter any Registrable Shares pursuant to such Section 3 until the later of (A) the completion of the distribution of the securities offered and registered pursuant to the Section 6 Notice and (B) 90 days after the date each registration statement effected under this Section 6 is declared effec-tive.

                   (b) Expenses. The Company shall pay all Registra-tion Expenses in connection with each registration of Regis-trable Shares requested pursuant to this Section 6; provided, however, that each participating Seller shall pay all under-writing discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Seller's Regis-trable Shares pursuant to a Registration Statement effected pursuant to this Section 6.

                   (c) Underwriters. The Company shall be entitled, in its sole discretion, to designate the underwriters (in-cluding the lead underwriter or underwriters) for any offer-ing pursuant to this Section 6.





                   (d) Priority in Piggyback Registration. If the lead underwriter for a registration pursuant to this Sec-tion 6 shall advise the Company that, in its opinion, the inclusion of the amount of Registrable Shares to be sold for the account of Sellers would adversely affect the success of the offering for the Company, then the number of Registrable Shares to be sold for the account of such Sellers shall be reduced (and may be reduced to zero) in accordance with the lead underwriter's recommendation. In the event that the number of Registrable Shares to be included in any regis-tration is reduced (but not to zero), the number of such Reg-istrable Shares included in such registration shall be al-located pro rata among all requesting Sellers, on the basis of the relative number of shares of such Registrable Shares each such Seller has requested to be included in such regis-tration. If, as a result of the proration provisions of this
         Section 6(d), any Seller shall not be entitled to include all Registrable Shares in a registration pursuant to this Sec-tion 6 that such Seller has requested be included, such Seller may elect to withdraw its Registrable Shares from the registration; provided, however, that such withdrawal elec-tion shall be irrevocable and, after making a withdrawal election, a Seller shall no longer have any right to include Registrable Shares in the registration as to which such with-drawal election was made.

                   (e) Merger, Consolidation, etc. Notwithstanding anything in this Section 6 to the contrary, Sellers shall not have any right to include their Registrable Shares in any distribution or registration of equity securities by the Com-pany which is a result of a merger, consolidation, acquisi-tion, exchange offer, recapitalization, other reorganization, dividend reinvestment plan, stock option plan or other em-ployee benefit plan, or any similar transaction having the same effect.

         7.   Indemnification.

                   (a) Indemnification by the Company. In the event of any registration of any securities of the Company under the Securities Act pursuant to Section 2, 3 or 6 hereof, the Company will, and hereby does, indemnify and hold harmless, to the extent permitted by law, each Seller of any Regis-trable Shares covered by such Registration Statement, its directors, trustees and officers, each other person who par-ticipates as an underwriter, if any, in the offering or sale of such securities and each other person, if any, who con-trols such Seller or any such underwriter within the meaning






         of the Securities Act (collectively, the "Seller Indemni-tees"), against any and all losses, claims, damages or li-abilities, joint or several, and expenses (including any amounts paid in any settlement effected with the Company's consent, which consent shall not be unreasonably withheld) to which such Seller Indemnitees may become subject under the Securities Act, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or pro-ceedings in respect thereof) arise out of or are based upon
         (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such securities were registered under the Securities Act or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) any untrue statement or alleged untrue statement of a material fact con-tained in any preliminary Prospectus, together with the docu-ments incorporated by reference therein (as amended or sup-plemented if the Company shall have filed with the SEC any amendment thereof or supplement thereto), if used prior to the effective date of such Registration Statement, or con-tained in the Prospectus, together with the documents incor-porated by reference therein (as amended or supplemented if the Company shall have filed with the SEC any amendment thereof or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and the Company will reimburse such Seller Indemnitees for any legal or any other expenses reasonably incurred by any of them in connection with inves-tigating or defending any such loss, claim, liability, action or proceeding; provided, however, that the Company shall not be liable to any such Seller Indemnitee in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged un-true statement or omission or alleged omission made in such Registration Statement or amendment thereof or supplement thereto or in any such preliminary, final or summary Prospec-tus in reliance upon and in conformity with information fur-nished in writing to the Company by or on behalf of any such Seller Indemnitee, for use in the preparation thereof; and provided further, that the Company will not be liable to any person who participates as an underwriter in any underwritten offering or sale of Registrable Shares, or any other person, if any, who controls such underwriter within the meaning of the Securities Act, under the indemnity agreement in this
         Section 7(a) with respect to any preliminary Prospectus or the final Prospectus (including any amended or supplemented




         preliminary or final Prospectus), as the case may be, to the extent that any such loss, claim, damage or liability of such underwriter or controlling person results from the fact that such underwriter sold Registrable Shares to a person to whom there was not sent or given, at or prior to the written con-firmation of such sale, a copy of the final Prospectus or of the final Prospectus as then amended or supplemented, which-ever is most recent, if the Company has previously furnished copies thereof to such underwriter and such final Prospectus, as then amended or supplemented, has corrected any such mis-statement or omission. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any Seller Indemnitee and shall survive the transfer of any such securities by any such Seller Indemni-tee.

                   (b) Indemnification by the Sellers. In consider-ation of the Company's including any Registrable Shares in any Registration Statement filed in accordance with Sec-tion 2, 3 or 6 hereof, the prospective Seller of such Regis-trable Shares and any underwriter shall be deemed to have agreed to indemnify and hold harmless (in the same manner and to the same extent as set forth in paragraph (a) of this Sec-tion 7) the Company and its directors and officers and each person controlling the Company within the meaning of the Se-curities Act (collectively, "Company Indemnitees") and all other prospective Sellers and their directors, trustees, of-ficers and respective controlling persons with respect to any statement or alleged statement in or omission or alleged omission from such Registration Statement, any preliminary, final or summary Prospectus contained therein, or any amend-ment or supplement, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with information furnished in writing to the Com-pany or its representatives by or on behalf of such Seller or underwriter for use in the preparation of such Registration Statement, preliminary, final or summary Prospectus or amend-ment or supplement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any Company Indemnitee and shall survive the transfer of such securities by such Seller.

                   (c) Notices of Claims, Etc. Promptly after re-ceipt by an indemnified party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 7, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such





         action; provided, however, that the failure of any indemni-fied party to give notice as provided herein shall not re-lieve the indemnifying party of its obligations under the preceding paragraphs of this Section 7, except to the extent that the indemnifying party is actually and materially preju-diced by such failure to give notice. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly noti-fied indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party; provided, however, that if, in the indemnified party's rea-sonable judgment, a conflict of interest between the indem-nified party and the indemnifying party exists in respect of such claim, then such indemnified party shall have the right to participate in the defense of such claim and to employ one firm of attorneys at the indemnifying party's expense to rep-resent such indemnified party. Once the indemnifying party has assumed the defense of any claim, no indemnified party will consent to entry of any judgment or enter into any set-tlement without the indemnifying party's consent to such judgment or settlement, which shall not be unreasonably with-held.

                   (d) Other Indemnification. Indemnification simi-lar to that specified in the preceding paragraphs of this
         Section 7 (with appropriate modifications) shall be given by the Company and each Seller of Registrable Shares with re-spect to any required registration or other qualification of securities under any state securities and "blue sky" laws.

                   (e) Contribution. If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under Section 7(a) or (b) hereof, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in
         Section 7(a) or (b) hereof in such proportion as is appropri-ate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other hand in connection with statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying par-ty or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct




         or prevent such untrue statement or omission. The Company agrees, and the Sellers (in consideration of the Company's including any Registrable Shares in any Registration State-ment filed in accordance with Section 2, 3 or 6 hereof) shall be deemed to have agreed, that it would not be just and equi-table if contributions pursuant to this Section 7(e) were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this Sec-tion 7(e). The amount paid by an indemnified party as a re-sult of the losses, claims, damages or liabilities referred to in the first sentence of this Section 7(e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim (which shall be limited as pro-vided in Section 7(c) hereof if the indemnifying party has assumed the defense of any such action in accordance with the provisions thereof) which is the subject of this Section 7(e). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Promptly after receipt by an indemnified party under this Section 7(e) of notice of the commencement of any action against such party in respect of which a claim for contribution may be made against an indemnifying party under this Section 7(e), such indemnified party shall notify the indemnifying party in wri-ting of the commencement thereof if the notice specified in
         Section 7(c) hereof has not been given with respect to such action; provided, however, that the omission so to notify the indemnifying party shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise under this Section 7(e), except to the extent that the indemnifying party is actually and materially prejudiced by such failure to give notice. Notwithstanding anything in this Section 7(e) to the contrary, no indemnifying party (other than the Company) shall be required pursuant to this
         Section 7(e) to contribute any amount in excess of the pro-ceeds received by such indemnifying party from the sale of Registrable Shares in the offering to which the losses, claims, damages or liabilities of the indemnified parties relate.

         8.   Rule 144.

                   During the Standstill Period, the Company shall file the reports required to be filed by it under the Securi-ties Act and the Exchange Act and the rules and regulations promulgated thereunder, and shall take such further action as any Seller may reasonably request, all to the extent required




         from time to time to enable such Seller to sell Registrable Shares without registration under the Securities Act within the limitations of the exemptions provided by Rule 144 (sub-ject in all cases to any additional limitations or restric-tions on such sales set forth in the Stock Purchase Agree-
         ment).

         9.   Agreements of Participating Sellers.

                   In connection with any registration of Registrable Shares pursuant to this Agreement, the Sellers who request to participate in such registration statement shall (i) cooper-ate with the underwriters, the Company and their respective counsel in connection with the preparation of the registra-tion statement, (ii) enter into an underwriting agreement in customary form, and (iii) complete, execute and/or cause to be delivered all customary questionnaires, powers of attor-ney, certificates, opinions and other documents required un-der the terms of such underwriting agreements.

         10.  Holdback Agreements.

                   (a) Restrictions on Public Sales by Sellers. To the extent not inconsistent with applicable law, each Seller that is timely notified in writing by the lead underwriter or underwriters shall not effect any public sale or distribution (including a sale pursuant to Rule 144) of any issue being registered in an underwritten offering (other than pursuant to an employee stock option, stock purchase, stock bonus or similar plan, pursuant to a merger, an exchange offer or a transaction of the type specified in Rule 145(a) under the Securities Act), any securities of the Company similar to any such issue or any securities of the Company convertible into or exchangeable or exercisable for any such issue or any sim-ilar issue, during the 10-day period prior to the effective date of the applicable registration statement, or during the period beginning on such effective date and ending on the later of (i) the completion of the distribution of such secu-rities pursuant to such offering and (ii) 90 days after such effective date, except as part of such registration; pro-vided, however that nothing in this Section 10(a) shall be construed as a waiver by the Company of any provision of Sec-tion 6 of the Stock Purchase Agreement applicable to Sellers.

                   (b) Restrictions on Public Sales by the Company. The Company shall not effect any public sale or distribution of any issue of the same class or series as Registrable Shares being registered in an underwritten offering (other than pursuant to an employee stock option, stock purchase, stock bonus or similar plan, pursuant to a merger, exchange




         offer or a transaction of the type specified in Rule 145(a) under the Securities Act or pursuant to a "shelf" registra-
         tion), any securities of the Company similar to any such is-sue or any securities of the Company convertible into or ex-changeable or exercisable for any such issue, during the 10-day period prior to the effective date of the applicable reg-istration statement, or during the period beginning on such effective date and ending on the later of (i) the completion of the distribution of such securities pursuant to such of-fering and (ii) 90 days after such effective date, except as part of such registration; provided, however, that the Com-pany may in no event make such public sale or distribution between the date hereof and the date the registration state-ment relating to the Secondary Offering is declared effective or withdrawn, as the case may be.

         11.  Miscellaneous.

                   (a) Amendments and Waivers. This Agreement may be amended and the Company may take any action herein prohib-ited, or omit to perform any act herein required to be per-formed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the Sellers of at least a majority of the Registrable Shares then outstanding (and, in the case of any amendment, action or omission to act that adversely affects any Seller or group of Sellers differently from any of the other Sell-ers, the written consent of such Seller or group of Sellers). Sellers shall be bound from and after the date of the receipt of a written notice from the Company setting forth such amendment or waiver by any consent authorized by this Section 11(a), whether or not the certificates representing such Reg-istrable Shares shall have been marked to indicate such con-sent.

                   (b) Successors, Assigns and Transferees. This Agreement shall be binding upon and shall inure to the ben-efit of the Company, the Sellers and their respective succes-sors, assigns and transferees; provided, however, that noth-ing set forth herein shall be construed to permit any Seller to effect any sale, transfer or other disposition of, or take any action with respect to, any Registrable Shares that would not be permitted by the Stock Purchase Agreement.

                   (c) Integration. This Agreement and the documents referred to herein or delivered pursuant hereto that form a part hereof contain the entire understanding of the Company and the Sellers with respect to its subject matter. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to the




         subject matter hereof other than those expressly set forth herein. This Agreement supersedes all prior agreements and understandings between the Company and the Sellers with re-spect to its subject matter.

                   (d) Notices. All notices hereunder shall be suf-ficiently given for all purposes hereunder if in writing and delivered personally, sent by documented overnight delivery service or, to the extent receipt is confirmed, telecopy, telefax or other electronic transmission service to the ap-propriate address or number as set forth below. Notices to any Seller shall be addressed to the address of such Seller set forth in Schedule 1 to the Stock Purchase Agreement (it being understood that only one copy of a notice is required to be sent to any trustee, which notice shall be deemed to be sufficient as to each Seller for which such trustee is acting in such capacity) with copies to:

                   Mr. Lennie Sam Skaggs
                   6190 So. Moffat Farm Lane
                   Salt Lake City, Utah 84121
                   Telecopy No.: (801) 262-0826

                   and

                   Debevoise & Plimpton
                   875 Third Avenue
                   New York, New York 10022
                   Attn:  Meredith M. Brown, Esq.
                   Telecopy No.:  (212) 909-6836

         or at such other address and to the attention of such other person as any Seller may designate by written notice to the Company. Notices to the Company shall be addressed to:

                   American Stores Company
                   709 East South Temple
                   Salt Lake City, Utah 84102
                   (1)  Attn:  Kathleen E. McDermott
                        Telecopy No.:  (801) 537-7808
                   (2)  Attn: Teresa Beck
                        Telecopy No.:  (801) 537-7863












                   and

                   Wachtell, Lipton, Rosen & Katz
                   51 West 52nd Street
                   New York, New York 10019
                   Attn:  Richard D. Katcher, Esq.
                   Telecopy No:  (212) 403-2000

         or at such other address and to the attention of such other persons the Company may designate by written notice to Sell-ers.

                   (e) Descriptive Headings. The headings in this Agreement are for convenience of reference only and shall not limit, expand or otherwise affect the meaning of the terms contained herein.

                   (f) Severability. In the event that any one or more of the provisions, paragraphs, words, clauses, phrases or sentences contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision, paragraph, word, clause, phrase or sentence in every other respect and of the remaining provisions, paragraphs, words, clauses, phrases or sentences hereof shall not be in any way impaired, it being intended that all rights, powers and privileges of the Com-pany and the Sellers shall be enforceable to the fullest ex-tent permitted by law.

                   (g) Governing Law. This Agreement shall be gov-erned by and construed and enforced in accordance with the laws of the State of Delaware, without regard to the prin-ciples of conflicts of laws thereof, as if it were a contract between the Company and the Sellers made and to be performed entirely within that State.

                   (h) Termination. This Agreement shall terminate, and thereby become null and void, at the end of the Demand Registration Period; provided, however, that the provisions of Section 7 hereof shall survive the termination of this Agreement.

                   (i) Sellers' Obligation Several. All of the obli-gations of the Sellers under this Agreement shall be several and not joint, and no Seller shall be liable for any breach hereof by any other Seller.







                   IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of each of the parties as of the day first above written.

                                     AMERICAN STORES COMPANY

                                     By:/s/ Teresa Beck
                                        Name:  Teresa Beck
                                        Title:  Chief Financial Officer



                                     LENNIE SAM SKAGGS

                                     /s/ Lennie Sam Skaggs



                                     ALINE W. SKAGGS

                                     /s/ Aline W. Skaggs



                                     ALSAM TRUST

                                     By:/s/ George L. Moosman
                                        Name:  George L. Moosman
                                        Title:  Trustee

                                     By:/s/ Claudia Skaggs Luttrell
                                        Name:  Claudia Skaggs Luttrell
                                        Title:  Trustee

                                     By:/s/ Don L. Skaggs
                                        Name:  Don L. Skaggs
                                        Title:  Trustee

                                     By:/s/ Michael T. Miller
                                        Name:  Michael T. Miller
                                        Title:  Trustee





                         [REGISTRATION RIGHTS AGREEMENT]


                                     SIX S RANCH, INC.

                                     By:/s/ Michael T. Miller
                                        Name:  Michael T. Miller
                                        Title:  Vice President



                                     ALSAM FOUNDATION

                                     By:/s/ Michael T. Miller
                                        Name:  Michael T. Miller
                                        Title:  President and
                                                Executive Director



                                     SKAGGS FAMILY FOUNDATION FOR
                                       ROMAN CATHOLIC AND
                                       COMMUNITY CHARITIES

                                     By:/s/ J. Terrence Fitzgerald
                                        Name:  J. Terrence Fitzgerald
                                        Title:  President



                                     SKAGGS INSTITUTE FOR
                                       RESEARCH

                                     By:/s/ Richard A. Lerner
                                        Name:  Richard A. Lerner
                                        Title:  President



                                     LYNDA SUE BALUKOFF

                                     /s/ Lynda Sue Balukoff



                                     CLAUDIA LUTTRELL

                                     /s/ Claudia Luttrell



                         [REGISTRATION RIGHTS AGREEMENT]
                                       S-2